Goodwill	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill Disclosure [Text Block]

Note 6:      Goodwill

The changes in the carrying amount of goodwill for the years ended December 31, 2011, 2010, and 2009 were:

	2011	2010	2009
Balance as of January 1
Goodwill	$21,414,790	$21,414,790	$21,414,790
Accumulated impairment losses - Data Processing	(4,680,960)	-	-

Impairment losses during the year - Data Processing	(380,748)	(4,680,960)	-
Balance as of December 31
Goodwill	21,414,790	21,414,790	21,414,790
Accumulated impairment losses	(5,061,708)	(4,680,960)	-
	$16,353,082	$16,733,830	$21,414,790

Goodwill impairment is tested on the last day of the last quarter of each calendar year. The goodwill impairment test is performed in two steps. If the fair market value of the stock is greater than the calculated book value of the stock, the goodwill is deemed not to be impaired and no further testing is required. If the fair market value is less than the calculated book value, an additional step of determining fair value is taken to determine impairment. Goodwill at both State Bank and RDSI was reviewed independently as of December 31, 2011 and 2010. Step one indicated the fair market value of State Bank was in excess of its book value at the end of both 2011 and 2010 and no further testing was required. Goodwill at RDSI was also reviewed as of December 31, 2011 and December 31, 2010. After an extensive review, it was determined that the Goodwill evaluation failed step one, and the step two evaluation indicated that the carrying value of Goodwill was in excess of its fair value by $381,000 in 2011 and $4.7 million in 2010.